UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

VSB Bancorp, Inc.

(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128

(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification No.

4142 Hylan Boulevard, Staten Island, New York 10308

Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

ITEM 8.01 OTHER EVENTS

          On August 1, 2008, VSB Bancorp, Inc. (the “Company”) announced that its common stock will begin to be listed on the Nasdaq Global Market on August 4, 2008 under the Company’s current stock symbol “VSBN”. Previously, the Company’s common stock was listed on the Nasdaq Capital Market. This information and the accompanying press release were disseminated on August 1, 2008 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for informational releases by searching the SEC’s EDGAR database.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d.)

Exhibits – Press Release dated August 1, 2008 of VSB Bancorp, Inc., announcing that its common stock will begin to be listed on the Nasdaq Global Market on August 4, 2008 under the Company’s current stock symbol “VSBN”, is annexed as Exhibit 99.1.

For additional information, see annexed Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2008

VSB Bancorp, Inc.

By:	/s/ Raffaele M. Branca

Raffaele M. Branca
President, CEO and CFO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release announcing VSB Bancorp, Inc. listing on the Nasdaq Global Market.